Exhibit 99.2

 Investor SupplementSecond Quarter 2021

 Safe Harbor   This Presentation may include certain forward-looking statements, including, without limitation, statements concerning the conditions of our industry and our operations, performance, and financial condition, including, in particular, statements relating to our business, growth strategies, product development efforts, and future expenses. Forward-looking statements can be identified by words such as ‘‘anticipates,’’ ‘‘intends,’’ ‘‘plans,’’ ‘‘seeks,’’ ‘‘believes,’’ ‘‘estimates,’’ ‘‘expects,’’ and similar references to future periods, or by the inclusion of forecasts or projections. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy, and other future conditions. Because forward-looking statements relate to the future, by their nature, they are subject to inherent uncertainties and risks (some of which are beyond our control) and changes in circumstances or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements.  As a result, our actual results may differ materially from those contemplated by the forward-looking statements. Except as required by law, we are under no obligation to, and expressly disclaim any obligation to, update or alter any forward-looking statements whether as a result of any such changes, new information, subsequent events or otherwise.Market data and industry information used throughout this Presentation are based on management’s knowledge of the industry and the good faith estimates of management. We also relied, to the extent available, upon management’s review of independent industry surveys and publications and other publicly available information prepared by a number of third party sources. All of the market data and industry information used in this Presentation involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information. While we believe the estimated market position, market opportunity and market size information included in this presentation are generally reliable, such information, which is derived in part from management’s estimates and beliefs, is inherently uncertain and imprecise. Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties. You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation to take (or refrain from taking) any particular action. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein.In addition to financial measures prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), this press release and the accompanying tables contain, and the conference call will contain, non-GAAP financial measures. We present non-GAAP measures including: adjusted EBITDA, and adjusted EBITDA margin. The non-GAAP financial information is presented for supplemental informational purposes only and is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Please refer to the supplemental information presented in the tables for reconciliations of the non-GAAP financial measures used in this press release to the most comparable GAAP financial measures.We believe that these non-GAAP financial measures provide useful information about our financial performance, enhance the overall understanding of our past performance and future prospects and allow for greater transparency with respect to important metrics used by our management for financial and operational decision-making. We believe that these measures provide an additional tool for investors to use in comparing our core financial performance over multiple periods with other companies in our industry. However, it is important to note that the particular items we exclude from, or include in, our non-GAAP financial measures may differ from the items excluded from, or included in, similar non-GAAP financial measures used by other companies in the same industry.  2

2nd Quarter SaaS Highlights

Accelerating Growth

Revenue +32% YoY

Customer Value Increasing

ARPU +39% YoY

Record Low Monthly Churn

2.1% (-90bps YoY)

Net Dollar Retention

+18 percentage point improvement YoY

Recognition

G2 & Capterra Accolades

SaaS Awards Finalist

Selling Power's Best Companies to Sell For

Thryv Added to Russell 2000

Annual Reconstitution June 2021

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Note: Results U.S. Only

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 2nd Quarter Financial Highlights  4  Key Highlights:Q2 SaaS revenue accelerated to +32% YoY Results continue to build on our market leadership and the momentum we’re experiencing from SMBs prioritizing digital transformationAccelerating penetration within new customer acquisition channelsClient retention at record levels due to deepening engagement    Net of $27.8 million deferred revenue purchase price accounting adjustment for Q2’21

   SaaS 2nd Quarter Financial Highlights  5    Thryv SaaS continues to operate from a position of strength with revenue acceleration     SMBs continue to realize the advantage of managing their business on one end-to-end platform  Inevitably for SMBs to move to the cloud is clear. Thryv well positioned to meet the moment  Note: Results reflect U.S. SaaS segment only

 Marketing Services 2nd Quarter Financial Highlights  6  Gradual structural change in market driving predictable declines Current industry has significant runway left with sales canvass process allowing for strong visibility into future revenuesPrint remains strong within target demo (55+, suburban, homeowners)7+ billion references to directories representing over 90% of industry total (3.3b print, 4.4b online)Highly variable cost structure to maintain strong EBITDA margins for many years Source of low CAC for conversion into Thryv SaaS platform  Note: Results reflect U.S. Marketing Services segment only

 Historical Segment Billings  7  Marketing Services billings rate of decline has stayed very consistent over time and has shown improvementMost print directories are published on a 15-month cycle and billed ratably ensuring a predictable stream of cash inflowManagement considers billings a useful operational metric for the business    Note: Results reflect U.S. Marketing Services and SaaS segments only

 SaaS Metrics  8  Note: Results reflect U.S. SaaS segment only

 Engagement  9    30.2  +27% YoY  Highlights:SaaS active users and usage frequency reached new all-time high as daily and weekly active users increased 27% year-over-yearIncrease in user frequency a strong demonstration of the improved onboarding process and breadth of the Thryv platformEngagement efforts are built on a perpetually improving, award winning software platform  Note: Results reflect U.S. SaaS segment only  26.6

 10    Thryv Continues to Receive Recognition Within Industry

ThryvPay Update



Avg. Volume Per Day
$250,000
$225,000
$200,000
$175,000
$150,000
$125,000
$100,000
$75,000
$50,000
$25,000
$0
Launch
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun
Jul

Continued Strength in Adoption

~$30M TPV YTD

Lifetime Avg Transaction Size mid-$400

Requesting payments with Thryv digital invoices reduces friction

Clients paid faster; Next day funds

Minimizes late or missed payments

Thru scheduled pay, installment, and membership plans

Now most popular payment option within the Thryv

Customers use ThrvyPay >50% of the time

11 *Note: Results reflect U.S. SaaS segment only*

 Updated FY 2021 Outlook  12    FY 2021  Management Commentary  U.S. SaaS Revenue  $157 to $160 million  Raising previous annual guidance of $151 to $153 million  U.S. Marketing Services Revenue  $750 to $770 million  Raising previous annual guidance of $740 to $760 million Q3: $190 to $195 millionQ4: $139 to $146 million  Thryv International1  All amounts in AUD  Q1: A$20 million actual (1 month of ownership)Q2: A$61 million actualQ3: A$35 to $40 million rangeQ4: A$50 to $57 million range  Net of A$13 million and A$36 million deferred revenue purchase price accounting adjustment for Q1’21 and Q2’21, respectively.

2021 Priorities On Track

Engagement

Continue to educate clients on features and how to leverage capabilities within platform.

Expand app marketplace and drive time in-app.

Drive Cloud Adoption In SMB Market

Aggressively sell Thryv via new channels as business environment recovers.

Convert "unclouded".

Efficiently and effectively onboard clients.

Sensis Integration & SaaS Launch

Connect businesses

Penetrate existing Sensis clients

Sign-up new clients

Capital Allocation

Proactively and thoughtfully pay down debt.

thryv

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14  Appendix

   Appendix: Non-GAAP Financial Reconciliation  15